SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 21, 2002
                                                          --------------


                     GENERAL ELECTRIC CAPITAL SERVICES, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                        0-14804                   06-1109503
      ----------                      ---------                 ------------
    (State or other                  (Commission                (IRS Employer
    jurisdiction of                 File Number)             Identification No.)
    incorporation)


           260 Long Ridge Road, Stamford, CT                    06927
        --------------------------------------               -----------
       (Address of principal executive offices)               (Zip Code


        Registrant's telephone number, including area code (203) 357-4000
                                                           --------------

Item 5. Other Events

On March 21, 2002, General Electric Company ("GE"), the parent of the registrant, issued a press release setting forth GE's approach to managing the long-term bond offerings and debt portfolio of General Electric Capital Corporation, a direct subsidiary of the registrant. A copy of GE's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibits:

        (99) Press release, dated March 21, 2002, issued by General Electric Company.




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                GENERAL ELECTRIC CAPITAL SERVICES, INC.



                                By   /s/ Joan C. Amble
                                     ------------------------------
                                     Joan C. Amble
                                     Vice President and Controller

Date:  March 25, 2002

                                  Exhibit Index
                               ------------------

(99) Press release, dated March 21, 2002, issued by General Electric Company.